Income Tax Expense	12 Months Ended
Dec. 31, 2023
Income Tax Disclosure [Abstract]
Income Tax	Income Tax Expense
As a partnership, we are generally not subject to federal income tax and most state income taxes. However, the Partnership conducts certain activities through corporate subsidiaries which are subject to federal and state income taxes. The components of the federal and state income tax expense (benefit) are summarized as follows:

	Year Ended December 31,
	2023	2022	2021
Current:
Federal	$16	$—	$15
State	7	(2)	5
Total current income tax expense (benefit)	23	(2)	20
Deferred:
Federal	9	24	7
State	4	4	3
Total deferred tax expense	13	28	10
Income tax expense	$36	$26	$30
Our effective tax rate differs from the statutory rate primarily due to Partnership earnings that are not subject to U.S. federal and most state income taxes at the Partnership level. A reconciliation of income tax expense at the U.S. federal statutory rate to net income tax expense is as follows:

	Year Ended December 31,
	2023	2022	2021
	(in millions)
Income tax expense at United States statutory rate	$90	$105	$116
Increase (reduction) in income taxes resulting from:
Partnership earnings not subject to tax	(64)	(74)	(96)
State and local tax, including federal expense	10	1	7
Other	—	(6)	3
Income tax expense	$36	$26	$30
Deferred taxes result from the temporary differences between financial reporting carrying amounts and the tax basis of existing assets and liabilities. Principal components of deferred tax assets and liabilities were as follows:

	December 31, 2023	December 31, 2022
Deferred tax assets:
Net operating and other loss carry forwards	$3	$3
Other	21	22
Total deferred tax assets	24	25
Deferred tax liabilities:
Property and equipment	55	52
Trademarks and other intangibles	91	89
Investments in unconsolidated affiliates	44	39
Other	—	1
Total deferred tax liabilities	190	181
Net deferred income tax liabilities	$166	$156
As of December 31, 2023, Sunoco Retail LLC, a corporate subsidiary of Sunoco LP, had a state net operating loss carryforward of $75 million, which we expect to fully utilize. Sunoco Retail LLC has no federal net operating loss carryforward.
As of December 31, 2023, we had $11 million ($8 million after federal income tax benefits) related to tax positions which, if recognized, would impact our effective tax rate. We did not recognize any changes in unrecognized tax benefits in 2023, 2022 or 2021.
We accrue interest and penalties on income tax underpayments (overpayments) as a component of income tax expense. During 2023, we recognized interest and penalties of $1 million. At December 31, 2023, we had interest and penalties accrued of $3 million, net of taxes.
The IRS is auditing a 2018 income tax refund claim filed by a wholly owned subsidiary of Sunoco LP. In general, the Partnership and its subsidiaries are no longer subject to examination by the Internal Revenue Service and most state jurisdictions for 2018 and prior years.